                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): April 21, 1998
                                                         --------------


                           PLATINUM technology, inc.
             -----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-19058                   36-3509662
----------------------------         ------------            ------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.


1815 South Meyers Road, Oakbrook Terrace, Illinois             60181
--------------------------------------------------             -----
(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code (630) 620-5000
                                                          --------------

Item 5.   Other Events.

On April 21, 1998, the Registrant issued the press release attached hereto as
Exhibit 99.1 announcing its acquisition of Mastering, Inc. The information contained in this press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated April 21, 1998

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLATINUM technology, inc.



Dated:  April 28, 1998        By:   /s/ LARRY S. FREEDMAN
        --------------              ---------------------
                                    Larry S. Freedman
                                    Senior Vice President and General Counsel

                                 Exhibit Index
                                 -------------


  Exhibit #                                Item
-------------        -------------------------------------------------

    99.1             Press Release of Registrant dated April 21, 1998